Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.
125 Broad Street
New York, NY 10004
CERTIFICATION




I, R. Jay Gerken, certify that:

1. I have reviewed this report on Form N-SAR of Salomon Brothers 2008 Worldwide Dollar Government Term
Trust Inc;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under
which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the
financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.

September 27, 2002

/s/ R. Jay Gerken

R. Jay Gerken
Chief Executive Officer


Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.
125 Broad Street
New York, NY 10004



CERTIFICATION




I, Irving P. David certify that:

1. I have reviewed this report on Form N-SAR of Salomon Brothers 2008 Worldwide Dollar Government Term
Trust Inc;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under
which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the
financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.

September 27, 2002

/s/ Irving P. David

Irving P. David
Treasurer and Chief Financial Officer